UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 27, 2006


                              IMMERSION CORPORATION
             (Exact name of registrant as specified in its charter)

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         Delaware                      000-27969                94-3180138
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

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                                  801 Fox Lane
                           San Jose, California 95131
               (Address of principal executive offices) (Zip Code)

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       Registrant's telephone number, including area code: (408) 467-1900


                                 Not Applicable
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01   Entry into a Material Definitive Agreement.

          On February 27, 2006, the Compensation Committee (the "Committee") of Immersion Corporation, a Delaware corporation (the "Company"), established 2006 salaries for the Company's Chief Executive Officer and the three other most highly compensated executive officers for 2005 (the Company's most recently completed fiscal year) (the "Named Executive Officers"). The base salaries for 2006 for the Named Executive Officers are as follows:

    Victor Viegas, President and Chief Executive Officer ...............$275,000
    Stephen Ambler, Chief Financial Officer
    and Vice President, Finance ........................................$208,000
    Richard Vogel, Senior Vice President
    and General Manager, Medical .......................................$210,000
    Michael Zuckerman, Senior Vice President
    and General Manager, Industrial ....................................$200,000

          On February 27, 2006, the Committee approved options to purchase the following number of shares to each of the Named Executive Officers:

    Victor Viegas, President and Chief Executive Officer ...............0 shares
    Stephen Ambler, Chief Financial Officer
    and Vice President, Finance ...................................15,000 shares
    Richard Vogel, Senior Vice President
    and General Manager, Medical ..................................50,000 shares
    Michael Zuckerman, Senior Vice President
    and General Manager, Industrial ....................................0 shares

          Each option was granted effective as of February 27, 2006, with an exercise price equal to $6.95, the closing price of the Company's common stock on the Nasdaq Stock Market on February 27, 2006. Twenty-five percent (25%) of each option vests one year following the option grant date, with the remaining portion of the option vesting monthly in 36 substantially equal installments.



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          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           IMMERSION CORPORATION


Date:  March 1, 2006                       By: /s/ Stephen M. Ambler
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                                               Stephen M. Ambler
                                               Chief Financial Officer
                                               and Vice President, Finance



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